SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 26, 2002
                                                        ----------------

                       AMPAL-AMERICAN ISRAEL CORPORATION

            (Exact name of Registrant as Specified in its Charter)

                                    New York

              (State or other Jurisdiction of Incorporation)

                  0-538                                    13-0435685
           -----------------                        -------------------------
       (Commission File Number)                (IRS Employer Identification No.)

        111 Arlozorov Street, Tel Aviv, Israel                 62098
       ---------------------------------------        ------------------------
       (Address of Principal Executive Offices)              (Zip Code)


Registrant's Telephone Number, Including Area Code    972-3-608--0100
                                                      ---------------

                1177 Avenue of the Americas, New York, NY 10036

         (Former Name or Former Address, if Changed Since Last Report )

                     -------------------------------------
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Item 1.  Change in Control of the Registrant.

     On February 27, 2002, Rebar Financial Corporation ("Rebar"), which owns 11,115,112 shares of Registrant's Class A Stock, par value $1.00 per share (representing 58% of the outstanding Class A Stock), filed an amendment to its
Schedule 13D (the "Rebar Amendment") which disclosed that on February 26, 2002, Rebar had entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Y.M. Noy Investments Ltd., a company incorporated under the laws of Israel (the "Purchaser"). Rebar is controlled by Daniel Steinmetz, the Registrant's Chairman of the Board of Directors, and Raz Steinmetz, a director of the Registrant and the Registrant's President and Chief Executive Officer. Also on February 27, 2002, the Purchaser filed a Schedule 13D (the "Purchaser's
Schedule 13D") disclosing that the Purchaser has entered into the Stock Purchase Agreement. Pursuant to the Rebar Amendment, Rebar has agreed to sell to the Purchaser the 11,115,112 shares of Class A Stock of the Registrant owned by it. In addition, the Purchaser's Schedule 13D disclosed that the Purchaser has agreed to purchase from Employees (as defined in the Stock Purchase Agreement) up to an additional 329,000 shares of Class A Stock or options to purchase Class A Stock, including: (1) any stock options (the "Options") granted to an Employee that such Employee elects to sell to the Purchaser pursuant to an option assignment agreement and (2) any shares of Class A Stock (the "Employee Shares") held by an Employee as a result of an exercise of any Options, from the date of the Stock Purchase Agreement through and including the closing of the transactions contemplated by the Stock Purchase Agreement, that such Employee elects to sell to the Purchaser pursuant to an option assignment agreement. Based on the description of the Stock Purchase Agreement included in the Rebar Amendment and the Purchaser's Schedule 13D, the Registrant has concluded that it constitutes an arrangement which may, at a subsequent date, result in a change in control of the Registrant for purposes of the Securities Exchange Act of 1934, as amended.

     The Stock Purchase Agreement is attached as an exhibit to the Purchaser's
Schedule 13D and the summary of the terms of the Stock Purchase Agreement set forth below is based entirely on the information disclosed by Rebar in the Rebar Amendment and on information disclosed by the Purchaser in the Purchaser's
Schedule 13D. The description of the Stock Purchase Agreement contained herein is qualified by reference to the text of that agreement.

     The price per share of Class A Stock to be paid by the Purchaser is $7.46013 plus the amount of interest accrued at the London Interbank Offered Rate from May 1, 2002 until the date of payment.

     Based on information disclosed in the Purchaser's Schedule 13D, Mr. Yosef
A. Maiman, a citizen of the State of Israel and the Republic of Peru ("Maiman") owns 100% of the economic shares and one-third of the voting shares of the Purchaser. In addition, Maiman holds an option to acquire the remaining two-thirds of the voting shares of the Purchaser (which are currently owned by Ohad Maiman and Noa Maiman, the son and daughter, respectively, of Maiman). Maiman, Ohad Maiman and Noa Maiman are the sole directors of the Purchaser. The Purchaser has no executive officers.

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     According to the Purchaser's Schedule 13D, the Purchaser stated that although no definitive determination has been made as to the source of funds, the Purchaser expects to finance the purchase of the shares of the Class A Stock through a bank financing, including a combination of both long-term and short-term loans, as well as a personal contribution or loan from Maiman or one or more of the Purchaser's or Maiman's affiliates.

     The Stock Purchase Agreement provides that Rebar has agreed to use its reasonable best efforts to cause the Registrant to not, and Rebar shall not vote for, consent or approve the taking of certain actions by the Registrant, in each case without the prior written consent of the Purchaser, including, (i) to amend the Registrant's certificate of incorporation or bylaws, (ii) to declare or pay any dividend or make any other distribution to its shareholders whether or not upon or in respect of any shares of its capital stock, except that (x) dividends and distributions may continue to be paid by the subsidiaries of the Registrant to the Registrant or other subsidiaries of the Registrant and (y) regular dividends may be declared and paid on any shares of preferred stock outstanding on the date hereof in the ordinary course of business consistent with past practices, (iii) make any changes in any method of accounting or accounting practice or policy, (iv) incur or assume any liabilities, obligations, or indebtedness for borrowed money, except in the ordinary course of business, (v) acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire any assets (other than inventory) that are material, individually or in the aggregate, to the Registrant and its subsidiaries, taken as whole, except for any such transaction in which the investment by the Registrant does not exceed U.S. $1,000,000 and (vi) sell, lease, license or otherwise dispose of any of its assets that are material, individually or in the aggregate, to the Registrant and its subsidiaries, taken as whole.

     The Stock Purchase Agreement also provides that, within ten (10) business days following the execution of the Stock Purchase Agreement, Rebar shall use its reasonable best efforts to (i) cause the Registrant to increase the size of its board of directors by two persons and (ii) cause Leo Malamud and Jack Bijio (or in the event that either or both of such persons are not designated as directors of the Registrant or are unable or unwilling to serve as directors of the Registrant, Yoram Firon and/or Irit Eluz) be nominated and designated as members of the board of directors of the Registrant to fill such vacancies.

     The Stock Purchase Agreement further provides that at the written request of the Purchaser (which request shall be given no later than 20 calendar days prior to the Closing (as defined in the Stock Purchase Agreement)), Rebar shall use its best efforts to either (i) cause the persons designated by the Purchaser to resign as directors of the Registrant on the Closing or (ii) cause such persons as may be designated by the Purchaser to resign as directors of the Registrant and cause such persons as may be designated in good faith by the Purchaser to be nominated and designated as members of the board of directors of the Registrant on or immediately prior to the Closing Date (as defined in the Stock Purchase Agreement) such that, as a result of such resignations and designations the persons designated by the Purchaser to be members of the board of directors of the Registrant constitute a majority of the board of directors of the Registrant. The Purchaser's Schedule 13D states that at the next shareholders' meeting, the

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Purchaser intends to replace all of the existing directors of the board of the
Registrant with directors that the Purchaser has nominated and designated.

     The Stock Purchase Agreement also provides that Rebar and the Purchaser shall use their respective best efforts to make, and Rebar shall use its best efforts to cause the Registrant to cause one of its indirect subsidiaries, MIRS Communications, Ltd. ("MIRS"), to make all necessary filings and any other required submissions required under all applicable regulations of and laws relating to the Israeli Ministry of Communications (the "MOC") and under any other applicable law, rule or regulation, in order to obtain all necessary governmental consents and approvals or as otherwise may be required in order to consummate the transactions contemplated by the Stock Purchase Agreement.

     According to the Rebar Amendment and the Purchaser's Schedule 13D, the transactions contemplated by the Stock Purchase Agreement is expected to close following the satisfaction or waiver of certain conditions, including the approval from the MOC.

Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits

               2.1 Stock Purchase Agreement, dated as of February 26, 2002, between Rebar Financial Corp. and Y.M. Noy Investments Ltd. (Incorporated by reference to Exhibit 1 to the Schedule 13D filed by Y.M. Noy Investments Ltd. and Yosef A. Maiman on February 27, 2002.)

               99.1   Press Release, dated February 26, 2002.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AMPAL-AMERICAN ISRAEL CORPORATION
                                        Registrant)


                                        By:/s/ Shlomo Meichor
                                           ----------------------------
                                        Name: Shlomo Meichor
                                        Title: Vice President - Finance
                                               and Treasurer Date:

February 28, 2002